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                                                                   Exhibit 10.7

                     SECOND AMENDMENT TO
         THIRD AMENDED AND RESTATED CREDIT AGREEMENT
            AND MATTEL SALES CONTINUING GUARANTY



          THIS SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT AND MATTEL SALES CONTINUING GUARANTY (this "Second Amendment") is dated as of November 8, 1993 and is entered into by and among MATTEL, INC., a Delaware corporation (the "Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to herein as a "Bank" and collectively as the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as the agent for the Banks (the "Agent") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION as the collateral agent for the Banks (the "Collateral Agent") and amends (a) the Third Amended and Restated Credit Agreement dated as of March 19, 1993 among the Company, the Banks, the Agent and the Collateral Agent, as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of July 19, 1993 (as so amended, the "Credit Agreement") and (b) the Continuing Guaranty executed by Mattel Sales Corp. dated as of March 19, 1993 in favor of the Collateral Agent.


                   PRELIMINARY STATEMENTS.

          A. The parties hereto desire to release all Collateral pledged under the Collateral Documents. In furtherance thereof, the parties hereto desire to terminate all Collateral Documents, including without limitation the Pledge and Security Agreement, the Receivables Purchase
Subordination Agreement, the Mattel Sales Security
Agreement, and the Intercreditor Agreement.

          B. The Company is acquiring Fisher-Price in the Fisher-Price Acquisition and the parties hereto desire to amend the Credit Agreement to permit the Fisher-Price
Acquisition.

          C. The parties hereto desire to amend certain other provisions of the Loan Documents.

          In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

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          1.   Terms.  All capitalized terms used herein
shall have the same meanings as in the Loan Documents unless otherwise defined herein. All references to the Loan
Documents shall mean the Loan Documents as hereby amended.

          2. Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

          2.1 All references to "Collateral," "Collateral Agent," "Collateral Documents" and "Intercreditor Agreement" are hereby deleted. From and after the effective date hereof, the Collateral Agent shall no longer be a party to any Loan Document.

          2.2  Section 1.1 of the Credit Agreement is
amended by inserting the following new definitions in proper alphabetical order:

               "'Fisher-Price' means Fisher-Price, Inc., a
          Delaware corporation.

               "'Fisher-Price Acquisition' means the
          transaction contemplated by that certain Agreement and Plan of Merger dated as of August 19, 1993 among the Company, Mat Acquisition, Inc. and
          Fisher-Price.

          2.3  Section 5.12 of the Credit Agreement is
deleted in its entirety and "Intentionally left blank" is inserted in lieu thereof.

          2.4 Section 8.1(c)(ii) of the Credit Agreement is amended by replacing "and" before "8.8" in the last line thereof with a comma and inserting "and 8.10" immediately before the semi-colon at the end of such subsection.

          2.5 A new Section 8.10 is inserted immediately following Section 8.9 of the Credit Agreement as follows:

               "8.10 Interest Coverage Ratio. The Company shall not permit, as of the last day of each fiscal quarter, the ratio of (a) the sum of (i) its net income from continuing operations, for the four consecutive fiscal quarters ending on such date, before (A) special items, (B) minority interest, (C) gains on reacquisition of debt, plus
          (ii) income taxes accrued for the four consecutive fiscal quarters ending on such date, plus (iii) interest accrued for the four consecutive fiscal quarters ending on such date, excluding capitalized interest and without regard to interest income plus (iv) depreciation and

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          amortization for the four consecutive fiscal
          quarters ending on such date to (b) interest incurred for the four consecutive fiscal quarters ending on such date, including capitalized interest and without regard to interest income, to be less than 3.5 to 1."

          2.6  Section 9.1 of the Credit Agreement is
amended by deleting "and" at the end of subsection (p), replacing the period at the end of subsection (q) with ";
and" and inserting a new subsection (r) immediately following subsection (q) as follows:

               "(r) The Company and its Subsidiaries may remain liable in respect of Indebtedness of Fisher-Price; provided, however, that such Indebtedness existed on the date of the Fisher-Price Acquisition and was not incurred in anticipation thereof; provided, further, that such Indebtedness does not otherwise cause a Default or Event of Default hereunder."

          2.7  Section 9.2 of the Credit Agreement is
amended by deleting "and" at the end of subsection (o), replacing the period at the end of subsection (p) with ";
and" and inserting a new subsection (q) immediately following subsection (p) as follows:

               "(q)  Any Liens on assets of Fisher-Price;
          provided, however, that such Liens existed on the date of the Fisher-Price Acquisition and were not created in anticipation thereof; provided, further, that such Liens do not otherwise cause a Default or Event of Default hereunder."

          2.8  Section 9.4 of the Credit Agreement is
amended by deleting "and" at the end of subsection (l), replacing the period at the end of subsection (m) with ";
and" and inserting a new subsection (n) immediately following subsection (m) as follows:

               "(n) Contingent Obligations of Fisher-Price; provided, however, that such Contingent Obligations existed on the date of the Fisher-Price Acquisition and were not incurred in anticipation thereof; provided, further, that such Contingent Obligations do not otherwise cause a Default or Event of Default hereunder."

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          2.9  Section 9.5 of the Credit Agreement is
amended by deleting "and" at the end of subsection (b), replacing the period at the end of subsection (c) with ";
and" and inserting a new subsection (d) immediately following subsection (c) as follows:

               "(d) the Company may make payments or issue common stock in respect of warrants to purchase common stock of Fisher-Price pursuant to the terms of such warrants; provided, however, that such warrants existed on the date of the Fisher-Price Acquisition and were not issued in anticipation thereof; provided, further, that such payments or issuances do not otherwise cause a Default or Event of Default hereunder."

          2.10 Section 9.6 of the Credit Agreement is amended by deleting "and" at the end of subsection (c) and amending and restating subsection (d) as follows:

               "(d) The Company may acquire the stock or assets of other companies engaged in the business of the manufacture and sale of toys in exchange for capital stock of the Company issued after the Effective Date or the proceeds thereof; provided that the Company may not acquire the stock or assets of any Person that results in a Material
          Adverse Effect; and

               "(e) The Company and its Subsidiaries may consummate the Fisher-Price Acquisition."

          2.11 Section 9.7 of the Credit Agreement is amended by deleting "and" at the end of subsection (b), replacing the period at the end of subsection (c) with ";
and" and inserting a new subsection (d) immediately following subsection (c) as follows:

               "(d) Fisher-Price and its Subsidiaries may sell accounts receivable owed by obligors located outside the United States generated by foreign offices of Fisher-Price and such Subsidiaries in the ordinary course of business."

          2.12 Section 9.9 of the Credit Agreement is amended and restated in its entirety as follows:

               "9.9 Restriction on Operating Leases.  The
          Company will not, and will not permit any of its Domestic Subsidiaries to, become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any Operating Lease, except:

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               "(a) The lease of certain property located on
          Rosecrans Boulevard in El Segundo, California from
          Continental Development Corporation;

               "(b) Operating Leases in respect of which Fisher-Price or any Subsidiary thereof is liable that existed on the date of the Fisher-Price
          Acquisition and were not entered into in anticipation thereof; and

               "(c) Other Operating Leases having aggregate rental and other payments (net of sub-lease income) which are payable in any future period of twelve consecutive calendar months not exceeding
          $20,000,000."

          2.13 Section 10.14 of the Credit Agreement is deleted in its entirety and "Intentionally left blank" is inserted in lieu thereof.

          2.14 Section 10.17 of the Credit Agreement is amended by deleting the words after "and second" through the end of such section and inserting the following in lieu thereof:

          "to the payment to or upon the order of the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds."

          2.15 Section 11.11 of the Credit Agreement is deleted in its entirety.

          2.16 Exhibits D (Intercreditor Agreement), H
(Pledge and Security Agreement), K (Receivables Purchase
Subordination Agreement), and N (Mattel Sales Security
Agreement) are deleted in their entirety and "Intentionally left blank" is inserted in lieu thereof in the table of contents.

          2.17 The Intercreditor Agreement, Pledge and
Security Agreement, Receivables Purchase Subordination
Agreement and the Mattel Sales Security Agreement are hereby terminated and deemed of no further force or effect.

          2.18 The form of Exhibit M to the Credit Agreement is amended by deleting all references to Collateral Agent and inserting references to Agent in lieu thereof.

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          3.   Amendments to Mattel Sales Continuing
Guaranty.  The parties hereto agree that the Mattel Sales
Continuing Guaranty is amended as follows:

          3.1 All references to Collateral Agent in the Mattel Sales Continuing Guaranty are deleted and references to Agent are inserted in lieu thereof. From and after the effective date hereof, the Agent shall replace the Collateral Agent as a party to the Mattel Sales Continuing
Guaranty.

          3.2  Section 10 of the Mattel Sales Continuing
Guaranty is deleted and "Intentionally left blank" is inserted in lieu thereof.

          4. Representations and Warranties. The Company represents and warrants to the Banks, the Agent and the Collateral Agent:

          4.1 Authorization. The execution, delivery and performance of this Second Amendment by the Company has been duly authorized by all necessary corporate action by the Company and has been duly executed and delivered by the Company.

          4.2 Binding Obligation. This Second Amendment and the Loan Documents (except as expressly terminated hereby) are legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by the application of general principles of equity.

          4.3 No Legal Obstacle to Agreements. Neither the execution of this Second Amendment, the making by the Company of any borrowings under the Credit Agreement, as amended hereby, nor the performance of the Loan Documents by the Company has constituted or resulted in or will constitute or result in a breach of the provisions of any material agreement, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any material agreement of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to be obtained by the Company to permit the execution, delivery or performance by the Company of this Second Amendment, the Loan Documents, as amended hereby, or the transactions contemplated hereby or thereby, or the making of any borrowing by the Company under the Credit Agreement, as amended hereby.

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          4.4  Incorporation of Certain Representations.
The representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

          4.5  Default.  No Event of Default or Potential
Event of Default under the Credit Agreement has occurred and is continuing.

          5. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of to the Agent of the following:

          5.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Second Amendment, authorizing the amendments to the Loan Documents herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.

          5.2  Authorized Signatories.  A certificate,
signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Company.

          5.3 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Loan Documents and the compliance with the conditions set forth herein.


          6.   Miscellaneous.

          6.1 Termination of Collateral Documents. The Intercreditor Agreement, Pledge and Security Agreement, Receivables Purchase Subordination Agreement and the Mattel Sales Security Agreement are hereby terminated and deemed of no further force or effect.

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          6.2  Amendments to Mattel Sales Subordination
Agreements.  The Company shall cause each Mattel Sales
Subordination Agreement to be amended as set forth in
Section 2.18 of this Second Amendment. From and after the effective date hereof, the Agent shall replace the Collateral Agent as a party to the Mattel Sales
Subordination Agreement.

          6.3 Effectiveness of the Agreements. Except as hereby expressly amended or terminated, the Loan Documents shall remain in full force and effect.

          6.4  Termination of Security Interests.  The
parties hereto hereby terminate their security interest in all Collateral.

          6.5  Release of Collateral.  Upon the
effectiveness of this Second Amendment, the Collateral Agent shall execute such documents and instruments as may be reasonably necessary to terminate its security interest in the Collateral.

          6.6 Waivers. This Second Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          6.7  Capacity.  Each bank party hereto is
executing and delivering this Second Amendment, and consents and agrees to the terms hereof in its capacity as a Bank, a Domestic Bank, a Foreign Bank and, in the case of PNC Bank, National Association, as Backstop Issuing Bank and, in the case of NationsBank of Texas, N.A., as Transfer and Administration Agent.

          6.8 Counterparts. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company, the Banks, the Agent, the Collateral Agent, Mattel Sales, the Domestic Banks, the Foreign Banks and the Backstop Issuing Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

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          6.9  Collateral Agent's Indemnities.  Notwith-
standing the termination of the Collateral Documents, the provisions of Section 5 of the Intercreditor Agreement, Sections 13 and 14 of the Pledge and Security Agreement and
Sections 13 and 14 of the Mattel Sales Security Agreement shall survive and inure to the benefit of Bank of America
National Trust and Saving Association as to any actions taken or omitted to be taken thereunder while it was Collateral Agent.

          6.10 Jurisdiction. This Second Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.


          IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by their duly authorized officers as of the day and year first above written.

                         MATTEL, INC.


                         By:  /s/ Francesca Luzuriaga
                              -------------------------
                              Senior Vice President and
                                Treasurer

(Signatures continue)

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AGENT AND COLLATERAL
AGENT:                   BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION, as Agent
                         and Collateral Agent


                         By:    /s/ L. Chenevert
                                ----------------
                         Title: Vice President

BACKSTOP ISSUING         PNC BANK, NATIONAL ASSOCIATION
BANK

                         By:    /s/ Ted A. Dunn
                                --------------------------
                         Title: Commercial Banking Officer


BANKS:                   BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION


                         By:    /s/ Robert W. Troutman
                                ----------------------
                         Title: Vice President

                         CHEMICAL BANK


                         By:    /s/ Jeffrey Howe
                                ----------------
                         Title: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON


                         By:    /s/ J. Peter Mitchell
                                ---------------------
                         Title: Director

(Signatures continue)

                         PNC BANK, NATIONAL ASSOCIATION, as
                         a Bank and as Backstop Issuing Bank

                         By:    /s/ Ted A. Dunn
                                --------------------------
                         Title: Commercial Banking Officer

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                         THE CHASE MANHATTAN BANK, N.A.


                         By:    /s/ Dawn Lee Lum
                                ----------------
                         Title: Vice President


                         CONTINENTAL BANK N.A.


                         By:    /s/ Hetty E. Harlon
                                -------------------
                         Title: Vice President


                         MARINE MIDLAND BANK, N.A.


                         By:    /s/ William M. Holland
                                ----------------------
                         Title: Vice President


                         NATIONSBANK OF TEXAS, N.A., as a Bank and as Transfer and Administration Agent


                         By:    /s/ J. Blake Seaton
                                -------------------
                         Title: Vice President


                         THE BANK OF CALIFORNIA, N.A.


                         By:    /s/ Thomas H. Tegart
                                --------------------
                         Title: Vice President

(Signatures continue)

                         THE TORONTO-DOMINION BANK


                         By:    /s/ Debbie A. Greene
                                ---------------------
                         Title: Manager Credit Admin.

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                  CONSENT OF MATTEL SALES CORP.


          The undersigned Mattel Sales Corp. hereby consents to the foregoing Second Amendment to Third Amended and Restated Credit Agreement dated as of November 8, 1993, and reaffirms the Second Amended and Restated Continuing Guaranty dated as of March 19, 1993 executed and delivered by Mattel Sales Corp.

                 Date:  November 8, 1993


                 MATTEL SALES CORP.


                 By:    /s/ Francesca Luzuriaga
                        -------------------------
                 Title: Senior Vice President and
                        Treasurer

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